                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ X /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/  /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                     The Austria Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                             THE AUSTRIA FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672

                                                             November __, 1999

To the Stockholders of The Austria Fund, Inc. (the "Fund"):

     The accompanying Notice of Meeting and Proxy Statement present proposals to be considered at the Fund's Annual Meeting of Stockholders on December 15, 1999.

     The Board of Directors recommends that you elect to the Board the current Directors who are standing for election (Proposal 1) and ratify the Board's selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for its 2000 fiscal year (Proposal 2).

     The Notice of Meeting and Proxy Statement also include a proposal (Proposal
3) which the Fund understands a stockholder intends to present at the Annual Meeting and which seeks to remove Alliance Capital Management L.P. ("Alliance") as the Fund's Investment Manager. The proposal would sever the Fund's relationship with Alliance, thus disrupting the Fund's investment program and creating a period of uncertainty which could substantially harm your investment. [For the reasons indicated in the Proxy Statement, a majority of your Board of Directors urges you to vote against Proposal Three.]

     We welcome your attendance at the Annual Meeting. If you are unable to attend, we encourage you to vote your proxy promptly, in order to spare the Fund additional proxy solicitation expenses. Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, has been selected to assist stockholders in the voting process. As the date of the Annual Meeting approaches, if we have not yet received your proxy, you may receive a telephone call from SCC reminding you to exercise your right to vote. If you have any questions regarding the Annual Meeting agenda or how to give your proxy, please call SCC at [(800) [ ] ext.
[     ]].

                                                        Sincerely,



                                                        Dave H. Williams
                                                        Chairman and President

LOGO
                                                         The Austria Fund, Inc.

-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                December 15, 1999

To the Stockholders of The Austria Fund, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Austria Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Wednesday, December 15, 1999 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated November ___, 1999.

     1. To elect seven Directors of the Fund, each to hold office for a term of one, two or three years, as the case may be, and until his or her successor is duly elected and qualifies;

     2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for its fiscal year ending August 31, 2000;

     3. To act upon, if presented, a stockholder proposal to terminate the Fund's advisory contract; and

     4. To transact such other business as may properly come before the Meeting.

     The Board of Directors has fixed the close of business on October 1, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                          Secretary

New York, New York
November ___, 1999


--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

     Please indicate your voting directions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                 PROXY STATEMENT

                             THE AUSTRIA FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105
                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                December 15, 1999
                                   ----------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Austria Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Wednesday, December 15, 1999 at 11:00 a.m. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about November ___, 1999.

     The Board of Directors has fixed the close of business on October 1, l999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 7,947,357 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted for the election of seven Directors (Proposal One), for the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for its fiscal year ending August 31, 2000 (Proposal Two), and, if presented, [against] [for] the stockholder proposal (Proposal Three) to terminate the Fund's advisory contract. Any stockholder may revoke that stockholder's proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by such a proxy, with respect to Proposals One and Two, which are matters to be determined by a plurality or specified majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business. Those shares, not being cast, will not affect the outcome of such matters. With respect to Proposal Three, the adoption of which requires the affirmative vote of a specified proportion of Fund shares, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against Proposal Three. If any proposal, other than Proposals One, Two and Three, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies.

     A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on any proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the proposals in the Proxy Statement, and a stockholder vote may be taken on less than all of the proposals prior to adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on a proposal will be voted against adjournment as to that proposal.

     The solicitation of proxies on behalf of the Board will be by mail, and the cost will be borne by the Fund. The Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of $[ ] for its services plus reimbursement of out-of-pocket expenses.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     At the Meeting, five Directors will be elected to serve for terms of three years, one Director will be elected to serve a term of two years and one Director will be elected to serve a term of one year and, in each case, until their successors are elected and qualify. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of election of the persons listed below.

     Pursuant to the charter and Bylaws of the Fund, the Board of Directors has been divided into three classes. The terms of the members of Class Three will expire as of the Meeting, the terms of the members of Class One will expire as of the annual meeting of stockholders for the year 2000, and the terms of the members of Class Two will expire as of the annual meeting of stockholders for the year 2001. Upon expiration of the terms of the members of a class as set forth above, the term of their successors in that class will continue until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. Messrs. John D. Carifa, Thomas G. Lachs and Andras Simor and Drs. Reba W. Williams and Stefan Zapatocky are currently the members constituting Class Three; Messrs. Dave H. Williams, William H.M. de Gelsey and Peter Nowak, Dipl. Ing. Dr. Hellmut Longin and Mag. Reinhard Ortner are currently the members constituting Class One; and Messrs. Gary A. Bentz, Ralph W. Bradshaw, William A. Clark, Ronald G. Olin and Dipl. Ing. Peter Mitterbauer are currently the members constituting Class Two.

     Under this classified Board structure, only those Directors in a single class may be replaced in any one year, and it would require two years to replace a majority of the Board of Directors (although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for reelection and, under regulations of the Securities and Exchange Commission (the "Commission"), procedures are available for including appropriate stockholder proposals in the Fund's annual proxy statement). This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of management.

     The Board of Directors has nominated Mr. Dave H. Williams for election as a Director in Class One, Dipl. Ing. Peter Mitterbauer for election as a Director in Class Two, and Messrs. John D. Carifa, Thomas G. Lachs and Andras Simor and Drs. Reba W. Williams and Stefan K. Zapatocky each for election as a Director in Class Three. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     Earlier this year, the Board of Directors amended the Fund's Bylaws to require, among other requirements, that to be eligible thereafter for nomination or election as a Director, an individual must have, or have previously had, a substantial Austrian connection of a type specified in the amended Bylaws, or be, or previously have been, connected in a prescribed manner with the investment adviser or subadviser or an affiliate of either of them. The Nominating Committee of the Board of Directors, all of the members of which are not "interested persons" of the Fund under the Investment Company Act of 1940, as amended (the "Act"), determines whether an individual is so qualified and has determined that each of the seven nominees named below satisfies the Bylaw requirements. These Bylaw requirements and other actions taken by certain of the Directors, including certain of these nominees, are the subject of the lawsuit referred to below under "Litigation".

     Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Austria, Hungary or the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Austria, Hungary or the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and any of Austria, Hungary or the United Kingdom would subject Directors and officers residing in these countries to effective enforcement of the criminal penalties of the federal securities laws.

     Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below. Messrs. Dave H. Williams and John
D. Carifa and Dr. Reba W. Williams are each a director or trustee of one or more other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser and administrator ("Alliance").


                                                                                                Number of Shares
                                                                      Year                      Beneficially owned
      Name, age, positions and offices with the                       first     Year term       Directly or
        Fund, principal occupations during                            became a  as a Director   Indirectly as of
      the past five years and other Directorships                     Director  will expire     October 1, 1999
      -------------------------------------------                     --------  -------------   -------------------

*   Dave H. Williams, Chairman and President, 67. Chairman of the       1989        2000+           18,000
    Board, and until 1998 President, of Alliance Capital Management              (Class One)
    Corporation ( "ACMC "),** and Director of The
    Equitable Companies Incorporated and The Equitable
    Life Assurance Society of the United States.

    Gary A. Bentz, Director, 43. Vice President and                      1999         2001            2,800
    Chief Financial Officer of Deep Discount                                      (Class Two)
    Advisors, Inc. ("DDA"); Director of Clemente Strategic Value
    Fund, Inc.

    Ralph W. Bradshaw, Director, 48. Vice President and                  1999         2001             354
    Secretary of DDA; Director of Clemente Strategic Value Fund,                  (Class Two)
Inc.

*   John D. Carifa, Director, 54. President, Chief Operating             1991        2002+            1,118
    Officer and Director of ACMC.                                                 (Class Three)

    William A. Clark, Director, 54. Director of Research for             1999         2001             300
    DDA; Director of Clemente Strategic Value Fund, Inc.                           (Class Two)


* "Interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.
** ACMC is the sole general partner of Alliance.
 + If elected at the Meeting.


                                                                                                Number of Shares
                                                                      Year                      Beneficially owned
      Name, age, positions and offices with the                       first     Year term       Directly or
        Fund, principal occupations during                            became a  as a Director   Indirectly as of
      the past five years and other Directorships                     Director  will expire     October 1, 1999
      -------------------------------------------                     --------  -------------   -------------------


***      William H.M. de Gelsey, Director, 77. Senior Advisor to the      1991       2000            1,005
         Managing Board of CA IB Investmentbank AG since 1997; Senior             (Class One)
         Advisor to the Managing Board of Creditanstalt  AG, Vienna
         from 1988 to 1997; prior thereto,  Deputy Chairman of Orion
         Royal Bank Ltd., London; and currently  Director of Okura Ltd.,
         Grand Cayman,  Provence Europe, Paris,  Gedeon  Richter
         Chemical  Works Ltd.,  Budapest,  Royal Tokaji
         Boraszari Kft, Mad and CA Management Company Ltd.
 ++      Thomas G. Lachs, Director, 61.  Independent consultant;          1999       2002+            -0-
         Executive Director of Oesterreichische Nationalbank                       (Class One)
         from 1982 until 1997.

 ++      Dipl. Ing. Dr. Hellmut Longin, Director, 65. Honorary Chairman   1989       2000            1,000
         of the Board of Radox-Heraklith Industriebeteiligungs A.G.;              (Class One)
         Chairman, Federation of Mining and Steel Producing Industry
         of Austria; Chairman  of the Board of  Directors  of Mining
         University  of Loeben; Vice-Chairman  of the Boards of
         Umdasch  AG,  Zumtobel  Holding AG and Zumtobel AG; Vice
         President of  Federation of Austrian  Industry;  and
         member of the Boards of  Federation  of  Austrian
         Industry  Eisenhutte Osterreich, Auricon Beteiligungs AG
         and Bank Gutmann AG.

 ++      Dipl. Ing. Peter Mitterbauer, Director, 56. Chairman of the      1989       2001+           1,080
         Executive Board of Miba A.G.; Chairman of the Supervisory                (Class Two)
         Boards of Miba Gleitlager A.G. and Miba  Sintermetall  A.G.;
         and Member of the  Supervisory  Boards of Strabag  Osterreich
         A.G.,  Teufelberger Holding A.G., Bank fur Oberosterreich
         and Salzburg,  SCA Laakitchen AG and EA-Generali AG.

 ++      Peter Nowak, Director, 54. Managing Director of                  1990        2000           1,000
         CDI-Beteiligungsberatung GmbH; member of the Boards of Roth              (Class One)
         Beteilingungs AG, Adolf Darbo AG and The Romanian Investment
         Fund; formerly Director of Erste Bank AG, Investment Bank
         Austria AG and GiroCredit Bank AG.

         Ronald G. Olin, Director, 54. Chairman and Chief Executive       1999        2001           8,054
         Officer of DDA and General Partner of Ron Olin Investment                (Class Two)
         Management Co.; Chairman of the Board of Clemente Strategic
         Value Fund, Inc.

 *** "Interested person", as defined in the Act, of the Fund because of an affiliation with the Fund's sub-adviser, BAI Fondsberatung Ges.m.b.H
     ("BAI").
   + If elected at the Meeting.
 ++  Member of the Audit Committee and the Nominating Committee.

                                                                                                Number of Shares
                                                                      Year                      Beneficially owned
      Name, age, positions and offices with the                       first     Year term       Directly or
        Fund, principal occupations during                            became a  as a Director   Indirectly as of
      the past five years and other Directorships                     Director  will expire     October 1, 1999
      -------------------------------------------                     --------- -------------   ------------------

  ++     Mag. Reinhard Ortner, Director, 50. Member of the Management    1992       2000               2,500
         Board of Erste Bank AG; Chairman of the Supervisory Boards of           (Class One)
         Amanda Industriebeteiligungen GesmbH, Bjelovarska Banka and
         Vereinigte  Pensionskasse  AG; and member of the Supervisory
         Boards of Generali Holding AG,  Leasfinanz AG,
         Oesterreichische  Kontrollbank AG and Oesterreichische
         Lotterlen GesmbH.

  ++     Andras Simor, Director, 45. Chairman of the Budapest Stock       1998       2002+              -0-
         Exchange; and Director of The Romanian Investment Fund and                (Class Three )
         Central  European  Telecom  Investments;  previously,
         Chairman  of the Managing  Board of CA-IB Investment
         Bank AG (Vienna) during 1997 and 1998; and prior
         thereto, Chief Executive  Officer of  Creditanstalt
         Securities Ltd. (Budapest) since 1989.

    *    Dr. Reba W. Williams, Director, 63. Director of ACMC; Director   1991       2002+             18,000
         of Special Projects of ACMC; art historian and writer;                    (Class Three)
         formerly Vice President and security analyst for Mitchell
         Hutchins, Inc. and an analyst for McKinsey & Company, Inc.

***      Dr. Stefan K. Zapatocky, Director, 46. Senior General Manager    1999       2002+               -0-
         of Bank Austria Aktiengesellschaft.                                       (Class Three)

*      "Interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.
***    "Interested person", as defined in the Act, of the Fund because of an affiliation with BAI.
   +   If elected at the Meeting.
 ++    Member of the Audit Committee and the Nominating Committee.

     Alliance has instituted a policy applicable to all the investment companies to which Alliance provides advisory services (collectively, the "Alliance Fund Complex") contemplating, in the case of the Fund, that the Directors of the Fund will each invest at least $10,000 in shares of the Fund.

     During the fiscal year ended August 31, 1999, the Board of Directors met eight times, the Audit Committee met twice for the purposes described below in Proposal Two, and the Nominating Committee met twice. Both the Audit Committee and the Nominating Committee are standing committees of the Board. John D. Carifa and Dr. Reba W. Williams attended fewer than 75% of the meetings of the Fund's Board of Directors. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors and is responsible for determining whether all candidates for election as Directors satisfy the qualifications prescribed by the Fund's Bylaws which all candidates must meet. The Nominating Committee does not consider candidates recommended by stockholders except for purposes of making this determination.

     The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended August 31, 1999, the aggregate compensation paid to each of the Directors during the calendar year 1998 by the Alliance Fund Complex and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                                         Number of
                                                                                                        Investment
                                                                                                        Portfolios
                                                                        Total       Total Number of     within the
                                                                    Compensation      Funds in the     Alliance Fund
                                                                      from the        Alliance Fund       Complex,
                                                    Aggregate       Alliance Fund       Complex,       Including the
                                                   Compensation       Complex,        Including the      Fund, as to
                                                  from the Fund     Including the   Fund, as to which     which the
           Name of Director of                   During the Fiscal   Fund, During  the Director is a  Director is a
               the Fund                             Year Ended        the 1998         Director or      Director or
                                                 August 31, 1999    Calendar Year        Trustee          Trustee
           -----------------                     ---------------    -------------    ----------------   -------------

Dave H. Williams................................      $     0          $    0             6                  15
Gary A. Bentz...................................      $  5,250         $    0             1                   1
Ralph W. Bradshaw...............................      $  5,250         $    0             1                   1
John D. Carifa..................................      $      0         $    0            50                 116
William A. Clark................................      $  5,250         $    0             1                   1
William H.M. de Gelsey..........................      $ 10,250         $12,000            1                   1
Thomas G. Lachs.................................      $      0         $     0            1                   1
Dipl. Ing. Dr. Hellmut Longin...................      $ 10,250         $12,000            1                   1
Dipl. Ing. Peter Mitterbauer....................      $  9,250         $11,000            1                   1
Peter Nowak.....................................      $ 10,750         $12,000            1                   1
Ronald G. Olin..................................      $  5,250         $     0            1                   1
Mag. Reinhard Ortner............................      $  9,750         $12,000            1                   1
Andras Simor....................................      $  5,750         $     0            1                   1
Dr. Reba W. Williams............................      $      0         $     0            3                   3


     As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

     All of the members of the Board of Directors, other than Messrs. Bentz, Bradshaw, Clark and Olin, recommend that the stockholders vote FOR the election of each of the foregoing nominees to serve as a Director of the Fund.

                                  PROPOSAL TWO

                            RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the Act, at a meeting held on August 5, 1999, selected PricewaterhouseCoopers LLP, independent accountants ("Pricewaterhouse"), to audit the accounts of the Fund for the fiscal year ending August 31, 2000. Pricewaterhouse (or its predecessor) has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection.

     A representative of Pricewaterhouse is expected to attend the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of the independent accountants to discuss the scope of the independent accountants' engagement and review the financial statements of the Fund and the results of their examination thereof.

     Your Board of Directors  unanimously  recommends that the stockholders vote
FOR  the  ratification  of  the  selection  of  PricewaterhouseCoopers   LLP  as
independent accountants of the Fund.

                                 PROPOSAL THREE

                  STOCKHOLDER PROPOSAL TO TERMINATE THE FUND'S
                                ADVISORY CONTRACT

     Ronald G. Olin, a Director of the Fund (the "proponent"), has informed the Fund that he intends to present the following recommendation for action at the Meeting. Adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund which, as defined by the Act, means the vote of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

     RESOLVED: That the advisory contract between the Fund and Alliance Capital Management L.P. be terminated within sixty (60) days as provided for in the Investment Company Act of 1940.

     [A majority of your Board of Directors opposes this proposal.]

     [Alliance is responsible for your Fund's fine relative performance. Approval of Proposal Three would sever the Fund's relationship with Alliance, thus disrupting the Fund's investment program, necessitating extraordinary expenditures and creating a period of uncertainty that could substantially harm your investment.

     Alliance is one of the world's largest global investment managers. Unlike almost all of its competitors, Alliance has a presence in Austria and has investment resources specifically dedicated to the Austrian markets. In addition, at Alliance's recommendation, the Fund retains as its sub-advisor BAI, an investment management arm of Austria's largest bank. The combined resources of Alliance and BAI have conferred fine performance on the Fund:

           -- During the four years from January 1, 1995  through  December 31,
              1998, the Fund's net asset value total return was 60.94%, compared to -4.12% for the Credit Aktien Index, the Fund's benchmark index during this period.

           -- Through October 31, 1999, the Fund's 1999 net asset value total return was 2.64%, again well ahead of the -7.61% decline of the ATX 50 Index, the Fund's current benchmark, for the same period.

     Alliance and the Fund's Board of Directors regularly assess the market discount issue and actions which may be taken for the purposes of enhancing stockholder value and reducing the discount at which the Fund's share trade from their net asset values. On the basis of those assessments, Alliance makes appropriate recommendations to the Fund's Board regarding measures that may, in addition to tender offers already mandated under the Fund's charter in prescribed circumstances, be advisable to provide significant and sustained discount relief in a manner consistent with the best interests of the Fund and its stockholders. Alliance has demonstrated its commitment to stockholder values by initiating both (a) the Fund's stock repurchase program under which 32.1% of the Fund's outstanding shares when the program commenced were repurchased in late 1998 and earlier 1999 and (b) the Fund's innovative managed distribution policy under which the Fund distributes to its stockholders quarterly an amount equal to at least 2.5% of the Fund's total net assets - a total of at least 10% annualized. To the Fund's knowledge, the shares acquired by the Fund under its stock repurchase program represent the largest buy back in percentage terms ever under a stock repurchase program by a closed-end investment company. Alliance is at present considering what other action may be taken. Measures taken to date and any future measures would have in common the objective of achieving effective discount reduction without sacrificing the investment advantages that the Fund and its stockholders now derive from the Fund's closed-end structure.

     If approved, Proposal Three would directly terminate the Fund's investment management agreement with Alliance. The Fund would soon thereafter lose
Alliance's services and the Fund's investment program would be completely disrupted. This would not eliminate the Fund's market discount and might very well increase it. The proponent's Proposal does not suggest any successor adviser, and your Board of Directors doubts that any other investment manager would duplicate the expertise and resources that the combination of Alliance and BAI brings to the Fund. Approval of the proposal would override your Board's determination, reached after careful deliberations, that continuance of the Fund's current advisory relationship with Alliance is in the best interests of the Fund. A new agreement with any adviser would require stockholder approval, which could only occur months later, after considerable stockholder expense. During this time, your investment in the Fund could be substantially harmed.]

     [All of the members of the Board of Directors, other than Messrs. Bentz, Bradshaw, Clark and Olin, recommend that the stockholders vote AGAINST Proposal Three.]

           INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS, INVESTMENT
              ADVISER AND ADMINISTRATOR, AND THE FUND'S SUB-ADVISER

     The principal officers of the Fund and their principal occupations during the past five years are set forth below. Each of the officers listed below also serves as an officer of one or more of the other registered investment companies sponsored by Alliance.

     Dave H. Williams, Chairman (see page 4 for biographical information).

     Norman S. Bergel, Vice President, 49, a Senior Vice President of ACMC since prior to 1994; Director and a Senior Vice President of Alliance Capital Limited ("ACL") since prior to 1994.

     Mark H. Breedon, Vice President, 46, a Vice President of ACMC since prior to 1994; Director and a Senior Vice President of ACL since prior to 1994.

     Russell Brody, Vice President, 46, a Vice President and Head Trader of the London Desk of ACL, with which he has been associated since July 1997; prior thereto, he was Head of European Equity Dealing with Lombard Odier Cie, London office, since prior to 1994.

     Mark D. Gersten, Treasurer and Chief Financial Officer, 49, a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

     Edmund P. Bergan, Jr., Secretary, 49, a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, with which he has been associated since prior to 1994.

     Vincent S. Noto, Controller, 34, an Assistant Vice President of AFS, with which he has been associated prior to 1994.

     The address of Messrs. Williams and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Bergel, Breedon and Brody is c/o Alliance Capital Management International, 53 Stratton Street, London, W1X 6JJ. The address of Messrs. Gersten and Noto is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

     The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105, which on October 29, 1999 succeeded in a structural reorganization to the business of the Fund's then adviser and administrator of the same name. The Fund's sub-adviser is BAI Fondsberatung Ges.m.b.H., with principal offices at Burgring 3, A1010, Vienna, Austria.

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. For the fiscal year ended August 31, 1999, all such reports were timely filed.


                                   LITIGATION

     On October 1, 1999, a complaint in a purported class action on behalf of stockholders of the Fund, entitled Steiner v. Williams et al., 99 Civ. 10186
(JSM), was filed in the U.S. District Court for the Southern District of New York by an individual claiming to be a Fund stockholder against the Fund and certain of its Directors alleging that the defendants have breached fiduciary duties to stockholders under the Act and Maryland law by, among other things,
(a) adopting certain amendments to the Fund's Bylaws, including provisions (i) increasing the percentage of the Fund's outstanding shares which stockholders must own to convene a special meeting of stockholders, (ii) requiring nominees for election as Directors to possess substantial contacts with Austria in order to qualify as an independent Director of the Fund, and (iii) vesting exclusive authority to amend the Bylaws with the Fund's Directors, (b) expanding the size of the Board to allow appointment to the vacancies of individuals who were defeated for reelection as Directors at the prior annual meeting of stockholders, and (c) failing to take action to open-end the Fund. The principal relief sought by the plaintiff is that the Bylaw amendments complained of be declared null and void, that the defendants be ordered to take all appropriate steps to eliminate the Fund's market value discount and obstacles to stockholder exercise of voting rights, and that plaintiff be awarded his costs and attorneys' fees. The defendants believe that the allegations in the complaint are entirely without merit.

                                  OTHER MATTERS

     The proponent of Proposal Three has also given notice of his intention to take the following other actions at the Meeting and, together with certain of his affiliates (who he has represented beneficially own, together with him, a total of 11,507 shares of the Fund) to solicit proxies in support thereof: (i) to nominate four individuals for election as Directors, (ii) to introduce five proposals to amend the Fund's Bylaws, and (iii) to introduce a proposal to amend the Fund's charter to convert the Fund from a closed-end investment company to an open-end investment company.

     The Nominating Committee of the Board of Directors has determined, and advised the proponent, that none of the four individuals whom the proponent has advised the Fund he intends to nominate at the Meeting satisfies the qualification requirements of the Fund's Bylaws to be nominated or elected as a Director. Accordingly, none of these individuals can properly be nominated at the Meeting.

     The proposals to amend the Fund's Bylaws would (i) limit the authority of the Board of Directors to amend the Bylaws in certain respects, (ii) limit the Board in its selection of future Directors and in fixing Directors' qualifications, (iii) require that certain expenses of Directors be reimbursed, and (iv) mandate the submission of proposals to open-end the Fund in certain situations. Pursuant to a provision of the Fund's charter which has been in effect since the Fund was first established in 1988, as well as pursuant to a Bylaw provision, which provisions are specifically authorized by Maryland law, the Bylaws can only be amended by the Directors. Even if the amendment of the Bylaws by the stockholders was proper, Bylaw limitations on the authority of the Directors of the type which several of the proposed Bylaw amendments would also impose would not be valid under Maryland law. Moreover, under Maryland law, the stockholders of the Fund may not unilaterally, without Board action in furtherance of such action, amend the Fund's charter to convert the Fund to an open-end investment company. Pursuant to his authority under the Bylaws, the Chairman is to rule at a meeting of stockholders as to whether proposals submitted at the meeting are proper for consideration. Because they are improper, the Chairman has, accordingly, determined and advised the proponent that if the proponent endeavors to introduce the above-referenced Bylaw amendment proposals and/or the open-ending proposal at the Meeting, the proponent's action will be ruled out of order.

     Provisions of the Bylaws to which certain of the above-referenced proposals of the proponent relate are the subject of the litigation referred to above under "Litigation".

     Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the Meeting in accordance with the Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

According to information filed with the Commission, as of November ____, 1999, the following person was the beneficial owner of more than 5% of the Fund's common stock.

                                                          Percent of
                                                          Common Stock
                                                            Based on
                                                             Shares
                                                           Outstanding
      Name and Address           Amount of Beneficial       as of the
    of Beneficial Owner               Ownership            Record Date
    -------------------          --------------------      ------------

Bank Austria Aktiengesellschaft   2,518,500 shares          [31.69]
 Vordere Zollamtsstrasse 13
  A-1030 Vienna, Austria


                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by [ ] for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Bylaws. If not received by the Fund by [ ] and includable in the Fund's proxy statement and form of proxy relating to the next annual meeting of stockholders of the Fund, for a Stockholder proposal to be presented at that meeting, in accordance with the Fund's Bylaws the proposal must be delivered by a stockholder of record to the Secretary after the close of business on August 16, 2000 and before the close of business on September 15, 2000.

     The persons named as proxies for the Annual Meeting of Stockholders for 2000 will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by September 15, 2000 (the date specified in the advance notice provision in the Fund's Bylaws). If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                             REPORTS TO STOCKHOLDERS

     The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at
(800) 227-4618 or contact Christina Santiago at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.



                                         By Order of the Board of Directors,

                                             Edmund P. Bergan, Jr.
                                                 Secretary

November __, 1999
New York, New York

  TABLE OF CONTENTS                               Page
---------------------------------------------------------

 Introduction..................................      1
 Proposal One: Election of Directors...........      3
 Proposal Two: Ratification of Selection of
  Independent Accountants......................      8
 Proposal Three: Stockholder Proposal to
  Terminate the Fund's Advisory Contract.......      9
 Information as to the Fund's Principal
  Officers, Investment Adviser and
  Administrator, and the Fund's Sub-
  Adviser......................................     10
 Litigation....................................     11
 Other Matters.................................     11
 Submissions of Proposals for the Next Annual
 Meeting of Stockholders
                                                    12
 Reports to Stockholders.......................     12

                             The Austria Fund, Inc.




-------------------------------------------------------------------------------

                                      LOGO
                        Alliance Capital Management L.P.

-------------------------------------------------------------------------------

                            NOTICE OF ANNUAL MEETING
                              OF STOCKHOLDERS AND
                                PROXY STATEMENT
                               November ___, 1999

PROXY                    THE AUSTRIA FUND, INC.                            PROXY


                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON DECEMBER 15, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

The undersigned stockholder of The Austria Fund, Inc., a Maryland corporation (the "Corporation"), hereby instructs each of Carol H. Rappa and Anthony Tammaro, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Time, on December 15, 1999 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE AS REGARDS A PARTICULAR PROPOSAL OR OTHER MATTERS, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE CORPORATION (PROPOSAL TWO), IF PRESENTED ["AGAINST"] ["FOR"] THE STOCKHOLDER PROPOSAL TO TERMINATE THE FUND'S ADVISORY CONTRACT, "FOR" ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING WITH RESPECT TO ANY PROPOSAL DESCRIBED IN THE ABOVE-REFERENCED PROXY STATEMENT IN THE EVENT THAT SUFFICIENT VOTES IN FAVOR OF THE POSITION ON SUCH PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS ARE NOT TIMELY RECEIVED, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

          Please refer to the Proxy Statement for a discussion of each of the Proposals.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.


PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                         THE AUSTRIA FUND, INC.

CONTROL NUMBER:
                                   Please mark votes as in this example:  /x/

                                         FOR ALL   WITH-  FOR ALL
1.   Election of Directors.              NOMINEES  HOLD   EXCEPT
     Class One Director (term              /  /    /  /    /  /
     expires 2000):
       Dave H. Williams

     Class Two Director (term expires 2001):
       Dipl. Ing. Peter Mitterbauer

     Class Three Directors (term expires 2002):
     John D. Carifa         Dr. Reba W. Williams
     Thomas G. Lachs        Dr. Stefan K. Zapatocky
     Andras Simor

A majority of your Board of Directors urges you to vote "FOR" the election of all Nominees.

     NOTE:If you do not wish your shares voted "FOR" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of such Nominee(s). Your shares will be voted for the remaining Nominee(s).

2.  Ratification of the selection of        FOR    AGAINST    ABSTAIN
    Pricewaterhouse-Coopers LLP as          /  /     /  /       /  /
    independent accountants for the
    Corporation for the fiscal
    year ending August 31, 2000
    (Proposal Two).

     Your Board of Directors urges you to vote "FOR" Proposal Two.

3.  To approve, if presented, a             FOR    AGAINST    ABSTAIN
    stockholder proposal to terminate       /  /     /  /       /  /
    the Fund's advisory contract
    (Proposal Three).

     [A majority of your Board of Directors urges you to vote "AGAINST" Proposal Three.]

4. In the discretion of the Proxy holder(s), to vote and otherwise represent the undersigned upon any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof.

    RECORD DATE SHARES:

Please be sure to sign and date this Proxy.

Dated:
_________________, 1999


_______________________                   ________________________
Stockholder sign here                     Co-owner sign here

00250.000